Supplement Dated August 21, 2020
To The Prospectuses Dated April 27, 2020 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
ELITE ACCESS IISM, JACKSON ADVANTAGESM, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®,
ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢ In the section titled "JACKSON OF NY," the first paragraph is deleted and replaced with the following:

We are a stock life insurance company organized under the laws of the state of New York in July 1995. Our legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. We are admitted to conduct life insurance and annuity business in the states of Delaware, New York and Michigan. Jackson of NY is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc owns a majority interest in Jackson Financial Inc. and is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.   Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. Prudential plc is also the ultimate parent of PPM America, Inc., a sub-adviser for certain of the Funds, and Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

➢ Effective August 4, 2020, in the subsection titled "JNL Series Trust," under the section titled "INVESTMENT DIVISIONS," BlueBay Asset Management LLP and BlueBay Asset Management USA LLC are removed as sub-adviser and sub-sub-adviser, respectively, from the JNL Multi-Manager Alternative Fund.

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(To be used with JMV21086NY 04/20, JMV23537NY 04/20, JMV23538NY 04/20, JMV18691NY 04/20, JMV21451NY 04/20, JMV8037NY 04/20, JMV8037BENY 04/20, JMV7697NY 04/20, NV5890 04/20, NV4224 04/20, JMV9476NY 04/20, JMV16966NY 04/20, and JMV9476WFNY 04/20)

NVV100096 08/20